UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. ___)
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[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

[ ]	Definitive Information Statement

Bidfish.com, Inc. (Name of Registrant as Specified In Its Charter)
Copies of communications to: Eric Newlan, Esq., Newlan & Newlan, Ltd., 800 Parker Square, Suite 205, Flower Mound, Texas 75028 Telephone: (972) 899-4070 – Facsimile: (877) 796-3934

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BIDFISH.COM, INC.
2591 Dallas Parkway
Suite 102
Frisco, Texas 75034

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY SHAREHOLDER

NOTICE IS HEREBY GIVEN that the holder of more than a majority of the voting power of the shareholders of Bidfish.com, Inc., a Nevada corporation (the “Company” “we”, “us” or “our”), has approved the following action without a meeting of the majority shareholder in accordance with Section 78.315 of the Nevada Revised Statutes:

The approval of an amendment to our Articles of Incorporation to change our corporate name to “DYM Energy Corporation”.  The action will become effective no sooner that the 20th day after the definitive information statement is mailed to our shareholders.

The enclosed information statement contains information pertaining to the matters acted upon.

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

Kevin Halter, Jr.
Chairman

February  __, 2012

BIDFISH.COM, INC.
2591 Dallas Parkway
Suite 102
Frisco, Texas 75034

INFORMATION STATEMENT

Action by Written Consent of the Majority Shareholder

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being furnished in connection with the action by written consent of our majority shareholder taken without a meeting of a proposal to approve the actions described in this information statement. We are mailing this information statement to our shareholders on or about February ___, 2012.

What action was taken by written consent?

We obtained the consent of our majority shareholder for the approval of an amendment to our Article of Incorporation to change our corporate name to “DYM Energy Corporation”.

How many shares of voting stock were outstanding on January 31, 2012?

On January 31, 2012, the date we received the consent of our shareholder who holds more than a majority of the voting power of our shareholders, there were 55,500,030 shares of our common stock outstanding.

What vote was obtained to approve the amendment to our Articles of Incorporation described in this information statement?

We obtained the approval of the holder of 44,500,000 shares of our common stock, representing approximately 80.18% of the voting power of our shareholders.  This majority shareholder, Kevin Halter, Jr., is also our sole officer and director.  No other shareholder provided a written consent in favor of the amendment.

Who is paying the cost of this information statement?

We will pay for preparing, printing and mailing this information statement. Our costs are estimated at approximately $5,000.

AMENDMENT TO THE ARTICLES OF INCORPORATION
TO CHANGE CORPORATE NAME TO “DYM ENERGY CORPORATION”

Our board of directors and the holder of a majority of the voting power of our shareholders have approved an amendment to our Articles of Incorporation to change our corporate name to “DYM Energy Corporation” (the “Amendment”).  The change of our corporate name will become effective upon the filing of the Amendment with the Secretary of State of the State of Nevada.  We will file the Amendment approximately (but not less than) 20 days after the definitive information statement is mailed to our shareholders.

The form of the Amendment to be filed with the Secretary of State of the State of Nevada is set forth as Appendix A to this information statement.

Purpose of the Proposal

Recently, our company began to participate in the oil and gas industry.  Our board of directors has determined that it is advisable for our company to change our corporate name to a name, DYM Energy Corporation, that better indicates our current business operations.

BENEFICIAL OWNERSHIP OF SECURITIES
AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 31, 2012, by (i) each executive officer of the Company, (ii) each member of our board of directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock and (iv) all of our executive officers and directors as a group.  Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is the address of the Company unless otherwise noted.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Percent of Total Voting Power (1)
Common	Halter Energy Capital Corporation (2)	44,500,000	80.18%	80.18%
Common	All officer and directors as a group (one person)	44,500,000 (3)	80.18%	80.18%
___________________

(1)	Based on 55,500,030 shares of our common stock issued and outstanding as of January 31, 2012. There are no outstanding warrants or options to purchase shares of our common stock.
(2)	Our sole officer and director, Kevin Halter, Jr., is the owner of Halter Energy Capital Corporation.
(3)	These shares are owned directly by Halter Energy Capital Corporation and indirectly by our sole officer and director, Kevin Halter, Jr., through his ownership of such entity.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and, in accordance therewith, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters.  Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission located at 100 F Street, N.E., Washington D.C. 20549, or may be accessed at www.sec.gov.

By Order of the Board of Directors

Kevin Halter, Jr.
Chairman

February  __, 2012

Appendix A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation: Bidfish.com, Inc.

2.	The articles have been amended as follows: (provide articles numbers, if available)

Article 1 is hereby amended such that the name of the corporation is “DYM Energy Corporation”.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

Greater than 50%

4.	Effective date of filing: (optional)	Date: _____________	Time: _____________
(must not be later than 90 days after the certificate is filed)

5.	Signature:

___________________________
Kevin Halter, Jr.
President